UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2006 (July 26, 2006)

GTECH Holdings Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-11250	05-0450121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Technology Way, West Greenwich, Rhode Island		02817
(Address of principal executive offices)		(Zip Code)

Registrants’ telephone number, including area code: (401) 392-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Lottery Commission Matters

On January 10, 2006, GTECH Holdings Corporation (the “Company”) entered into an agreement and plan of merger (the “Merger Agreement”) with Lottomatica S.p.A., an Italian corporation (“Lottomatica”), Gold Holding Co., a Delaware corporation and wholly owned subsidiary of Lottomatica (“Parent”), and Gold Acquisition Corp., a Delaware corporation and direct, wholly owned subsidiary of Parent (“Acquisition Co”), whereby Acquisition Co will merge with and into the Company (the “Merger”), with the Company as the surviving corporation. At the effective time of the Merger, each outstanding share of Company common stock (other than shares held by the Company, Lottomatica or any of their respective subsidiaries that will be canceled) will be converted into the right to receive U.S. $35.00 in cash, without interest. The Merger Agreement is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on May 8, 2006 and mailed to shareholders on or about May 9, 2006.

On July 26, 2006, the Missouri Lottery advised the Company that the Missouri Lottery fully intends to continue the established relationship with the Company and its existing lottery contract upon completion of the Merger. In addition, the California Lottery has previously confirmed that the consummation of the Merger shall not result in the termination of, or the commencement of formal termination procedures in respect of, the Company's California lottery contract. Similarly, the National Lottery Commission of the United Kingdom has previously confirmed that it does not intend to commence formal action to cause the termination of the Company's UK lottery contract in connection with the Merger. As a result, assuming no further action by the Missouri, California or UK Lottery Commissions, the Company believes that the condition in the Merger Agreement in respect of the Company's Missouri, California and UK lottery contracts has been satisfied.

On July 26, 2006, the New York Lottery (the “NY Lottery”) advised the Company that, subject to the execution of an assignment and assumption agreement with the NY Lottery and approval thereof by the New York Attorney General and State Comptroller, the NY Lottery does not object to the Merger and consents to the transaction being completed. The approval by the New York Attorney General and State Comptroller have not yet been received.

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FORWARD-LOOKING STATEMENTS

Statements about the expected timing, completion, and effects of the Merger and all other statements in this document, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks, and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company and Lottomatica may not be able to complete the Merger because of a number of factors, including the failure of Lottomatica to obtain financing, the failure to receive required assurances from certain significant lottery customers, Lottomatica maintaining a pro forma investment grade credit rating, or the failure to satisfy the other closing conditions. These factors, and other factors that may affect the business or financial results of the Company, are described in the Company’s filings with the SEC, including Items 1 and 7 of the Company’s annual report on Form 10-K for the fiscal year ended February 25, 2006. The Company does not undertake any obligation to update its forward-looking statements to reflect events or circumstances after the date of this document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GTECH HOLDINGS CORPORATION,

Date: July 26, 2006	By:	/s/ Walter G. DeSocio
Name: Walter G. DeSocio
Title: Senior Vice President, General Counsel, and Secretary